Legal Proceedings	9 Months Ended
Sep. 30, 2013
Commitments And Contingencies Disclosure [Abstract]
Legal Proceedings

Note 12. Legal Proceedings

Various claims, lawsuits and administrative proceedings are pending or threatened against us and our subsidiaries, arising from the ordinary course of business with respect to commercial, intellectual property, product liability and environmental matters. We believe that the ultimate resolution of the foregoing matters will not have a material effect on our financial condition or results of operations or liquidity.

On September 30, 2011, we entered into a settlement agreement with Satisfied Brake Products Inc. (“Satisfied”) for $10 million to settle our claims against Satisfied for their theft of our trade secrets. Upon execution of the settlement agreement, $2.5 million was due immediately and up to an additional $7.5 million is to be provided after liquidation of Satisfied’s business. On September 30, 2011, we recorded a gain of $2.5 million in continuing operations in the consolidated financial statements. Additionally, we recorded $4 million as a gain in continuing operations in the first nine months of 2012. The remaining claim against Satisfied was included in the distribution of the Brake North America and Asia group to our shareholders.

On January 28, 2013, Walker Morris, counsel for Neovia Logistics Services (U.K.) Limited (“Neovia”) (formerly known as Caterpillar Logistics Services (U.K.) Limited) notified us that Quinton Hazell Automotive Limited (“QHAL”) intended to appoint administrators (comparable to a bankruptcy filing in the United States) and that Neovia may pursue a claim against us for liabilities arising out of a Logistics Services Agreement dated May 5, 2006 among Neovia, QHAL and Affinia Group Inc. (the “LSA”). In connection with our prior sale of QHAL and its related companies to Klarius Group Ltd. (“KGL”), Affinia Group Inc. assigned the LSA to KGL, KGL agreed to indemnify Affinia Group Inc. against any liability under the LSA and the other companies in the QHAL group agreed to provide a guarantee to Affinia Group Inc. against these liabilities. KGL and QHAL have both appointed administrators. By letter dated February 15, 2013, Neovia, through its counsel Walker Morris, notified us that Neovia is asserting a claim against Affinia Group Inc. for liabilities arising under the LSA, including asserted unpaid invoices totaling 5.7 million pounds. On March 28, 2013, we were served with a demand for arbitration by Neovia. We filed our response on April 29, 2013. In the first quarter of 2013, we recorded an expense for $5 million, partially offset by a $2 million tax benefit, based on our early evaluations of the Neovia claim. In the third quarter of 2013, we re-evaluated the claim and have increased our estimate of the reserve to $9 million. We intend to vigorously defend this matter. During the third quarter of 2013, we revised the presentation of the Neovia claim which was previously recorded in loss from discontinued operations, net of tax, for $3 million in the first quarter of 2013. The reserve of $9 million for the Neovia claim is now presented within selling, general and administrative expenses in the unaudited consolidated statements of operations for the first nine months of 2013.

The Company has various accruals for civil liability, including product liability, and other costs. If there is a range of equally probable outcomes, we accrue at the lower end of the range. The Company had $1 million and $11 million accrued as of December 31, 2012 and September 30, 2013, respectively, in other accrued expenses. The increase in the accrual from December 31, 2012 to September 30, 2013 was mainly due to the Neovia claim. In addition, we have various other claims that are reasonably possible of occurrence that range from less than $1 million to $11 million in the aggregate. There are no recoveries expected from third parties.